CHINA BROADBAND CORP.

ALTERNATIVE COMPENSATION PLAN

SECTION 1. PURPOSE

Officers, directors, consultants and employees have expressed an interest in a direct share ownership plan that provides opportunities to invest in China Broadband Corp. ("Company"). The purpose of this Alternative Compensation Plan is to enhance the Company's compensation program to encourage share ownership by its officers, directors, consultants and employees, improve employee retention and foster a team environment in which to promote the success of the Company's business and thereby enhance long-term shareholder value.

SECTION 2. DEFINITIONS

As used herein, the following definitions shall apply:

2.1 "Administrator" means the board of directors or whomsoever the board of directors shall appoint as permitted under this Plan.

2.2 "Applicable Laws" means the legal requirements relating to stock compensation plans, if any, pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the rules of any applicable Stock Exchange.

2.3 "Board" means the board of directors of the Company.

2.4 "Cause" means willful misconduct with respect to, or that is harmful to, the Company or any of its affiliates including, without limitation, dishonesty, fraud, unauthorized use or disclosure of confidential information or trade secrets or other misconduct (including, without limitation, conviction for a felony), in each case as reasonably determined by the Administrator.

2.5 "Change in Control" shall mean any of the following:

(a) the acquisition of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities by any person or group of persons, except a Permitted Shareholder (as defined below), acting in concert. A "Permitted Shareholder" means a holder, as of the date of this Agreement, of voting capital stock of the Company;

(b) a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's outstanding capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the Company's shareholders immediately prior to the consolidation or merger have the same proportionate ownership of voting capital stock of the surviving corporation immediately after the consolidation or merger;

(c) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

(d) in the event that the shares of voting capital stock of the Company are traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, and for this purpose the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Exchange Act or related rules promulgated by the Securities and Exchange Commission; or the commencement of or public announcement of an intention to make a tender offer or exchange offer for securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

2.6 "Code" means the Internal Revenue Code of 1986, as amended.

2.7 "Common Stock" means the Common Stock of the Company.

2.8 "Consultant" means any person, including an advisor, an advisory board member or director, who is engaged by the Company or any Parent or Subsidiary, whether directly or through their service or consulting companies, to render services.

2.9 "Conversion" means the conversion of unpaid compensation owed by the Company to a Participant into Common Stock of the Company.

2.10 "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee by the Company to a director shall not be sufficient to constitute "employment" of such director by the Company.

2.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.12 "Fair Market Value" means, as of any date, the fair market value of the Common Stock shall be determined as follows:

(a) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), its Fair Market Value shall be the weighted average trading price for the last five trading days of the month in which compensation is earned. If no trading has taken place during the last five trading days, then the average of the bid and offer price for the last trading day, as posted on www.otcbb.com, or such other source as the Administrator deems reliable, will be the Conversion Price;

(b) If the Common Stock is quoted on the Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the weighted average trading price for the last five trading days of the month in which compensation is earned. If no trading has taken place during the last five trading days, then the average of the bid and offer price for the last trading day, as posted on www.otcbb.com, or such other source as the Administrator deems reliable, will be the Conversion Price; or

(c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

2.13 "Issuance" means the issuance of Common Stock to a Participant.

2.14 "Issuance Agreement" means a written agreement between the Company and a Participant relating to an Issuance under the Plan.

2.15 "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

2.16 "Participant" means an officer, director, employee or consultant designated to be eligible for an Issuance under the Plan to settle compensation debt for past services and future services.

2.17 "Plan" means this Alternative Compensation Plan.

2.18 "Reporting Person" means an officer, director, or greater than ten percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.19 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

2.20 "Securities Act" means the Securities Act of 1933, as amended.

2.21 "Share" means a share of the Common Stock, as may be adjusted as permitted under the Plan.

2.22 "Stock Exchange" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

2.23 "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

SECTION 3. STOCK SUBJECT TO THE PLAN

Subject to the provisions for adjustment under the terms of this Plan, the maximum aggregate number of shares that may be issued under the Plan is Two Million (2,000,000) shares of Common Stock. The shares may be authorized, but un-issued, or reacquired Common Stock.

SECTION 4. ADMINISTRATION OF THE PLAN

4.1 Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a committee, the specific duties delegated by the Board to such committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:
    to determine the Fair Market Value of the Common Stock, in accordance with the provisions of the Plan;
    to select the officers, directors, consultants and employees to whom Issuances may be issued hereunder from time to time;
    to determine whether and to what extent Issuances are issued hereunder;
    to approve forms of agreement for use under the Plan;
    to construe and interpret the terms of the Plan and Issuances issued under the Plan;
    to determine whether and under what circumstances any unpaid compensation may be settled in a Conversion or other consideration instead of cash; and
    to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.

4.2 Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

4.3 Administration Pursuant to Section 162(m). The Company expects to have the Plan administered in accordance with the requirements for the Issuance of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, as applicable.

SECTION 5. ELIGIBILITY FOR ISSUANCES

5.1 Recipients of Issuances. Issuances may be issued to officers, directors, employees and consultants. A Participant who has been issued an Issuance may, if he or she is otherwise eligible, be issued additional Issuances.

SECTION 6. ISSUANCES

6.1 Conversion Price. The per share conversion price for the Shares to be issued shall be such price as is determined by the Administrator or the average trading price for the last five trading days of the month in which compensation is earned. If no trading has taken place during the last five trading days, then the average of the bid and offer price for the last trading day, as posted on www.otcbb.com will be the Conversion Price.

6.2 Conversion Rate. Participants will be entitled to receive two times the amount of unpaid compensation owed to them by the Company in Common Shares.

6.3 Issuance of Shares. Conversion of any unpaid compensation owing to a Participant shall be issued quarterly.

6.4 Procedure for Conversion; Rights as a Shareholder. An Issuance shall be deemed to be issued when the share certificate representing the Common Shares underlying the Conversion has been issued by the Company's transfer agent. An Issuance may not be converted for a fraction of a Share. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Issuance, notwithstanding the conversion of the unpaid compensation. The Company shall issue (or cause to be issued) such stock certificate promptly upon conversion of the unpaid compensation. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued. Conversion of unpaid compensation shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan by the number of Shares as to which the unpaid compensation is converted.

6.6 Conversion After Termination of Employment or Consulting Relationship. Except as otherwise provided herein, in the event of termination of a Participant's continuous status as an officer, director, employee or consultant with the Company, such Participant may convert his or her unpaid compensation to the extent that the Participant was entitled to convert it at the date of such termination, but only within three (3) months after the date of such termination, or such other longer period of time as is determined by the Administrator. No termination shall be deemed to occur and this paragraph shall not apply if (i) Participant is a Consultant who becomes an Employee; or (ii) Participant is an Employee who becomes a Consultant; or (iii) Participant transfers employment among the Company and its Subsidiaries.

6.7 Rule 16b-3. Issuances issued to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required there under.

6.8 Share Restrictions. Any Shares issued under the Plan are "restricted securities" as that term may be defined under the U.S. Securities Act, unless such shares have been registered under an applicable registration statement by the Company, and the certificates representing the Shares, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, applicable state securities laws or the Company has registered the Shares, will be subject to the terms of and bear, on the face of such certificate, a legend in substantially the following form:

"The Securities Represented Hereby have not been registered under United States federal or state securities laws and may not be offered for sale, sold or otherwise transferred or assigned for value, directly or indirectly, nor may The securities be transferred on the books of the Corporation, without registration under all applicable United States federal or state securities laws or compliance with an applicable exemption therefrom, such compliance, at the option of the Corporation, to be evidenced by an opinion of the holder's counsel, in form acceptable to the Limited liability company, that no violation of such registration provisions would result from any proposed transfer or assignment."

SECTION 9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS

9.1 Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each Issuance shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

9.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify Participants at least fifteen (15) days prior to such proposed action.

9.3 Change in Control Transactions. In the event of any Change in Control, each Participant that, at the time, is eligible for an Issuance, shall be notified of such Change of Control at least fifteen (15) days prior to such proposed action.

SECTION 10. GENERAL

10.1 Time Of Issuance Of Shares. The date of an Issuance shall, for all purposes, be the date on which the share certificate representing the Issuance shall be issued. Notice of the determination shall be given to each Participant to whom an Issuance is so granted within a reasonable time after the date of such Issuance.

10.2 Conditions Upon Issuance Of Shares. Shares shall not be issued unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the conversion of an Issuance, the Company may require the Participant converting such Issuance to represent and warrant at the time of any such Conversion that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

10.3 Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

10.4 Reservation Of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained.

10.5 Information To Participants. At the time of any Issuance under the Plan, the Company shall provide to Participant a copy of the Plan and a copy of any agreement(s) pursuant to which any unpaid compensation is converted under the Plan.

10.6 Employment Relationship. The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

10.7 Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed and in accordance with the Company's bylaws.

Approved by the Board of Directors on March 22, 2002.